UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  August 17, 2001
                                                         ---------------

                             Conus Holdings, Inc.

             (Exact name of registrant as specified in its charter)

                                     Nevada

                 (State or other jurisdiction of incorporation)


                  000-30486                             33-0850619
                  ---------                             -----------
         (Commission  File  Number)         (IRS  Employer Identification No.)

      610 Newport Center Drive, Suite 800, Newport Beach, CA 92660
      ------------------------------------------------------------
            (Address  of  principal  executive  offices)     (Zip  Code)

                                 (949) 719-1977
                                 --------------
               Registrant's telephone number, including area code:

                                 Not applicable
                                 ---------------
                  (Former name, address and telephone number)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     (a) On August 17, 2001, BKR Investments, Inc., a Florida corporation wholly owned by Brendon K. Rennert ("BKR") acquired 600,000 restricted common shares of Conus Holdings, Inc. from M. Richard Cutler in a private purchase transactions. BKR became the "control person" of the Registrant as that term is defined in the Securities Act of 1933, as amended. Simultaneously with this transaction, the Board of Directors of Conus Holdings, Inc. nominated Richard J. Diamond to the
Board of Directors and all former officers and directors resigned. Richard J. Diamond was then named President, Secretary and Treasurer of Conus Holdings, Inc.

     Prior to the sale, the Company had 1,000,000 shares of common stock outstanding.

     A copy of the Stock Purchase Agreement reflected the sale of the 600,000 shares is attached hereto as an exhibit. The foregoing description is modified by such reference.

     (b) The following table sets forth certain information regarding beneficial ownership of the common stock of the Company as of August 17, 2001, giving effect to the transfer of shares from MRC to BKR:

   o each person or entity known to own beneficially more than 5% of the common stock;
   o each of the Companys directors;
   o each the Companys named executive officers; and
   o all executive officers and directors of the Company as a group.


                                    Name and Address of      Amount and Nature of  Percent of
Title of Class                      Beneficial Owner (1)     Beneficial Ownership  Class (2)
----------------------------------  -----------------------  --------------------  -----------

Common Stock                        Richard J. Diamond, President         180,000        18.0%
                                    Secretary, Treasurer and
                                    Sole Director
                                    4590 44th Street South
                                    St. Petersburg, FL 33711

Common Stock                        BKR Investments, Inc. (3)             600,000        60.0%
                                    21 9th Street South, Suite 201
                                    St. Petersburg, FL 33705

Common Stock                        D. Jerry Diamond (4)                   97,000         9.7%
                                    1517 E. 17th Street, Suite F
                                    Tampa, FL 33605

Common Stock                        Terry M. Haynes                        97,000         9.7%
                                    3414 W. Lykes
                                    Tampa, FL 33609

Common Stock                        All Officers and Directors as a
                                    Group (1 person)                      180,000        18.0%
                                                                       ==========  ===========

  (1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.
  (2)   Based upon 1,000,000 shares issued and outstanding.
  (3) BKR Investments, Inc., a Florida corporation wholly owned by Brendon K. Rennert. Mr. Rennert is also the sole officer and director of BKR Investments, Inc.
  (4) D. Jerry Diamond is the father of Richard J. Diamond, the Registrant's sole officer and director.

ITEM  7.  FINANCIAL  STATEMENTS AND EXHIBITS



EXHIBITS

1.1. Stock Purchase Agreement between M. Richard Cutler and BKR Investments, Inc., dated as of August 6, 2001

                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONUS HOLDINGS,  INC.

                                   /s/  M. Richard Cutler
                                   ----------------------------------
                                   President

Date: August 17, 2001